UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 9, 2020, Choice Hotels International, Inc. (the “Company”) entered into an Underwriting Agreement, dated July 9, 2020 (the “Underwriting Agreement”), among the Company and Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement (the “Underwriters”), for the issuance and sale of $450 million aggregate principal amount of its 3.700% Senior Notes due 2031 (the “Senior Notes”). The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-238256) previously filed with the Securities and Exchange Commission (the “Commission”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification and other obligations of the Company and the Underwriters, including indemnification for liabilities under the Securities Act, and termination provisions.

The offering is more fully described in the prospectus supplement, dated July 9, 2020 and filed with the Commission on July 10, 2020, to the accompanying prospectus filed with the Commission on May 14, 2020, as part of the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

1.1

Underwriting Agreement dated July 9, 2020 among Choice Hotels International, Inc. and Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE HOTELS INTERNATIONAL, INC.

/s/ Dominic E. Dragisich
Date: July 10, 2020	Dominic E. Dragisich
Chief Financial Officer